UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 1, 2014

Sunstone Hotel Investors, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-32319	20-1296886
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification Number)

120 Vantis, Suite 350
Aliso Viejo, California	92656
(Address of Principal Executive Offices)	(Zip Code)

(949) 330-4000

(Registrant’s telephone number including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2014 annual meeting of stockholders (the “2014 Annual Meeting”) of Sunstone Hotel Investors, Inc. (the “Company”) held on May 1, 2014, the Company’s stockholders, upon recommendation of the board of directors of the Company (the “Board”), approved the Company’s Amended and Restated 2004 Long-Term Incentive Plan (the “Amended and Restated LTIP”). Pursuant to the terms of the Amended and Restated LTIP, (i) the termination date of the plan was extended to December 31, 2024, and (ii) the number of authorized shares of the Company’s common stock available for issuance under the plan was increased from 6,050,000 shares to 12,050,000 shares. Under the terms of the Amended and Restated LTIP, the Company may make grants of incentive stock options (within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended), nonqualified stock options, stock appreciation rights, dividend equivalent rights, restricted stock, restricted stock units and other stock-based awards such as performance shares to its directors, officers, employees, consultants or advisors, except that incentive stock options may only be granted to employees of the Company and certain of its parent and subsidiary entities. The Amended and Restated LTIP is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 25, 2014. The Amended and Restated LTIP is also attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Amended and Restated LTIP is qualified in its entirety by reference to the full text of the Amended and Restated LTIP.

Item 5.07                   Submission of Matters to a Vote of Security Holders

On May 1, 2014, the Company held its Annual Meeting of Stockholders. The matters on which the stockholders voted, in person or by proxy, and the results of such voting, were as follows:

1)             Nomination and election of directors to serve until the next annual meeting and until their successors are elected and qualified:

Nominee	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
John V. Arabia	169,135,794	159,246	0	3,924,697
Andrew Batinovich	169,135,450	159,590	0	3,924,697
Z. Jamie Behar	168,872,048	422,992	0	3,924,697
Kenneth E. Cruse	169,133,321	161,719	0	3,924,697
Thomas A. Lewis, Jr.	169,096,598	198,442	0	3,924,697
Keith M. Locker	169,135,977	159,063	0	3,924,697
Douglas M. Pasquale	148,981,243	20,313,797	0	3,924,697
Keith P. Russell	168,866,964	428,076	0	3,924,697
Lewis N. Wolff	168,815,952	479,088	0	3,924,697

2)             Ratification of the appointment of Ernst & Young LLP to act as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014:

Votes For	Votes Against	Abstentions	Broker Non-Votes
172,553,771	626,428	39,538	0

3)             Advisory vote on the compensation of Sunstone’s named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
167,231,312	1,683,972	397,756	3,924,697

4)             Approval of the Amended and Restated LTIP.

Votes For	Votes Against	Abstentions	Broker Non-Votes
154,932,941	14,321,349	40,750	3,924,697

Item 9.01.                Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Sunstone Hotel Investors, Inc. Amended and Restated 2004 Long-Term Incentive Plan

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sunstone Hotel Investors, Inc.

Date: May 1, 2014	By:	/s/ Bryan A. Giglia
Bryan A. Giglia (Principal Financial Officer and Duly Authorized Officer)

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